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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     May 24, 1996


                               Drug Emporium, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                     0-16998                   31-1064888
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)            Identification No.)


155 Hidden Ravines Drive, Powell, Ohio                                 43065
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code      614-548-7080


         (Former name or former address, if changed from last report.)


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ITEM 5. OTHER EVENTS.

         Drug Emporium, Inc. hereby reports information related to its acquisition of I GOT IT AT GARY'S stores in Philadelphia, and an amendment to its credit agreement, as set forth in press release dated May 30, 1996, entitled DRUG EMPORIUM FINALIZES THE ACQUISITION OF "I GOT IT AT GARY'S" AND OBTAINS EXTENDED LINE OF CREDIT, (included herein as Exhibit 99.1) and AMENDMENTS NO. 1 AND 2 TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, DATED AS OF FEBRUARY 23, 1996 AND AS OF MAY 24, 1996, respectively (incorporated by reference and included herein as Exhibits 10.10a and 10.10b).





ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         Exhibit 10.10a Amendment No. 1 to Third Amended and Restated Revolving Credit and Term Loan Agreement, dated as of February 23, 1996.

         Exhibit 10.10b Amendment No. 2 to Third Amended and Restated Revolving Credit and Term Loan Agreement, dated as of May 24, 1996.

         Exhibit 99.1 Press release dated May 30, 1996, entitled "Drug Emporium finalizes the Acquisition of 'I got it at Gary's' and Obtains Extended Line of Credit."


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DRUG EMPORIUM, INC.
                                       -------------------------
                                             (Registrant)





Date  June 7, 1996                     By   /s/ David L. Kriegel
    ----------------                     -----------------------
                                            David L. Kriegel
                                            Chairman, Chief Executive Officer
                                            and President



Date  June 7, 1996                     By   /s/ Timothy S. McCord
    ----------------                     ------------------------
                                            Timothy S. McCord
                                            Chief Financial Officer


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